                                                   Filed Pursuant to Rule 497(e)
                                                   of the Securities Act of 1933

                                                                November 1, 2018


                                 PIONEER FUNDS

SUPPLEMENT TO THE PROSPECTUS, AS IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME, FOR:


   FUND                                         DATE OF PROSPECTUS
   Pioneer Classic Balanced Fund                December 1, 2017
   Pioneer Multi-Asset Income Fund              December 1, 2017
   Pioneer Disciplined Growth Fund              December 31, 2017
   Pioneer Disciplined Value Fund               December 31, 2017
   Pioneer Global Equity Fund                   December 31, 2017
   Pioneer High Income Municipal Fund           December 31, 2017
   Pioneer Short Term Income Fund               December 31, 2017
   Pioneer Corporate High Yield Fund            December 31, 2017
   Pioneer Strategic Income Fund                February 1, 2018
   Pioneer Equity Income Fund                   March 1, 2018
   Pioneer Mid Cap Value Fund                   March 1, 2018
   Pioneer Floating Rate Fund                   March 1, 2018
   Pioneer Flexible Opportunities Fund          March 1, 2018
   Pioneer Global High Yield Fund               March 1, 2018
   Pioneer Global Multisector Income Fund       March 1, 2018
   Pioneer High Yield Fund                      March 1, 2018
   Pioneer International Equity Fund            April 1, 2018
   Pioneer Select Mid Cap Growth Fund           April 1, 2018
   Pioneer AMT-Free Municipal Fund              May 1, 2018
   Pioneer Fund                                 May 1, 2018
   Pioneer Real Estate Shares                   May 1, 2018
   Pioneer U.S. Government Money Market Fund    May 1, 2018
   Pioneer Solutions - Balanced Fund            May 1, 2018
   Pioneer Core Equity Fund                     June 1, 2018
   Pioneer Multi-Asset Ultrashort Income Fund   August 1, 2018
   Pioneer Dynamic Credit Fund                  August 1, 2018
   Pioneer Fundamental Growth Fund              August 1, 2018


The following supplements any information to the contrary in each fund's summary prospectus, prospectus and statement of additional information.

INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES
The availability of certain sales charge waivers and discounts may depend on whether you purchase and sell your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers. In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. The following provides additional information about transactions through one intermediary.


RAYMOND JAMES


RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC., & RAYMOND JAMES AFFILIATES ("RAYMOND JAMES")
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.


FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT RAYMOND JAMES
o Shares purchased in an investment advisory program.
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
o Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
o Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
  (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).
o A shareholder in the fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.


CDSC WAIVERS ON CLASS A AND CLASS C SHARES AVAILABLE AT RAYMOND JAMES
o Death or disability of the shareholder.

o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
o Return of excess contributions from an IRA Account.
o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund's prospectus.
o Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
o Shares acquired through a right of reinstatement.


FRONT-END LOAD DISCOUNTS AVAILABLE AT RAYMOND JAMES: BREAKPOINTS, AND/OR RIGHTS OF ACCUMULATION
o Breakpoints as described in this prospectus.
o Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.




















                                                                   31291-00-1118
                                (Copyright)2018 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC